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                                                                  EXHIBIT 10.8


                                    LEASE SUMMARY

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TITLE OF LEASE:            Building Lease Agreement

DATE OF LEASE:             December 21, 1995

LESSOR:                    Shenzhen Beijing Hotel

LESSEE:                    Brighton Elevators Corporation Limited Shenzhen
                           Representative Office

PROPERTY OR SUITE LEASED:  10 Baoan Road, Beijing Building, Room 909
                           Luohu District, Shenzhen, China

TERM:                      January 1, 1996 - June 30, 1999

TERMINATION RIGHTS:        2 months written notice by either party

RENEWAL OPTIONS:           2 months notice prior to the end of lease

RENT:                      Rmb 4108.50/month (U.S. $513/month)

ASSIGNMENT:                Not permitted

GOVERNING JURISDICTION:    China


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